EXHIBIT 99.2
                                                                    ------------

                                     SLIDE 1

MAF BANCORP, INC.

"PAYING A HIGHER RATE OF ATTENTION"  [LOGO]

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                     SLIDE 2

                          Forward-Looking Information

Information and data contained in this presentation that are not historical facts constitute forward-looking statements (within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended), which involve significant risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "plan," or similar expressions. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain and actual results may differ from those predicted. The Company undertakes no obligation to update these forward-looking statements in the future. Factors which could have a material adverse effect on the operations and could affect the outlook or future prospects of the Company and its subsidiaries include, but are not limited to, unanticipated changes in interest rates, deteriorating economic conditions which could result in increased delinquencies in the Company's loan portfolio, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board, the quality or composition of the Company's loan or investment portfolios, demand for loan products, secondary mortgage market conditions, deposit flows, competition, demand for financial services and residential real estate in the Company's market area, unanticipated slowdowns in real estate lot sales or problems in closing pending real estate contracts, delays in real estate development projects, the possible short-term dilutive effect of potential acquisitions, if any, and changes in accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                     SLIDE 3

MAF Bancorp, Inc.

o        Largest Chicago-based thrift

o        9th largest deposit market share in Chicago area

o        33 branch offices; average branch size of $111 million

o        175,000 households served

o        $5.6 billion in assets

o        $3.6 billion in deposits

o        8% equity to assets ratio

o        Market capitalization of $848 million

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                     SLIDE 4

Mid Town Bancorp Acquisition

o        Completed on November 30, 2001

o        $69 million transaction

o        80% cash/20% stock

o        Accretion:  2% in 2002; 3% in 2003

o        4 Branch locations on Chicago's north side

o        Data Processing Conversion completed 2/02

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 5

[MAP OF MAF BANCORP, INC.'S MARKET AREA APPEARS HERE]

                      [MAF BANCORP, INC. LOGO APPEARS HERE]


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                                    SLIDE 6

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Total Assets (Billions)

(At Period End)

      $3.46      $4.12      $4.66      $5.20      $5.60        $5.60
      -----      -----      -----      -----      -----        -----
      12/97      12/98      12/99      12/00      12/01         3/02
                [ARROW]                          [ARROW]
                 Westco                         Mid Town
              acquisition                     acquisition

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 7

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Total Deposits

(Millions)

(At Period End)

       $2,974      $3,067      $3,125      $3,205     $3,558      $3,648
       ------      ------      ------      ------     ------      ------
        12/00        3/01        6/01        9/01      12/01        3/02
                                                      [ARROW]
                                                     Mid Town
                                                    acquisition

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                     SLIDE 8

[PIE CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Composition of Deposits - 3/31/02

CDs                        47%
Passbook                   25%
Money Market               13%
Checking                   15%

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 9

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Earnings Per Share by Year

o   16% Compounded Annual 3-Year Growth Rate

         $1.65            $2.07             $2.40             $2.56
         -----            -----             -----             -----
          1998             1999              2000              2001

                                   Year Ended

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 10

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Net Interest Margin

         2.66%      2.56%      2.61%      2.75%      2.74%
         ----       ----       ----       ----       ----
         3/01       6/01       9/01       12/01      3/02

                                  Quarter Ended

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 11

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Number of Checking Accounts

(At Period End)

o        15% Annual Growth Rate Since December 1998

         (At Period End)

    90,281          102,572          115,421          140,621           144,440
    ------          -------          -------          -------           -------
     12/98            12/99            12/00            12/01              3/02
                                                      [ARROW]
                                                     Mid Town
                                                    acquisition


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 12

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Deposit Account Service Charges (Millions)

o        24% Annual Growth Rate (12/96 - 12/01)

      $7.2          $8.6        $10.2          $12.7          $16.5
     -----         -----        -----          -----          -----
     12/97         12/98        12/99          12/00          12/01

                                   Year Ended

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 13

[PIE CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Non-Interest Income Sources

o        $47 Million for the Year Ended 12/31/01

Composition for 2001
Deposit Account Fees                       35%
Mortgage Banking                           16%
Real Estate Development                    24%
Brokerage Fees                              5%
Other                                      20%

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 14

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Return on Average Equity

      13.9%         15.0%         15.6%         14.8%         15.0%
      -----         -----         -----         -----         -----
      12/98         12/99         12/00         12/01          3/02

                                                           Quarter Ended

                                   Year Ended

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 15

[CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Quarterly EPS (1990 - 2002)

o        21% Compounded Annual Growth Rate Since 3/90

       DATE               EPS             DATE               EPS
       ----               ---             ----               ---
       3/90              $.07             3/96              $.33
       6/90               .15             6/96               .31
       9/90               .13             9/96               .35
      12/90               .02             12/96              .37
       3/91               .15             3/97               .38
       6/91               .07             6/97               .42
       9/91               .17             9/97               .39
      12/91               .15             12/97              .39
       3/92               .17             3/98               .39
       6/92               .18             6/98               .42
       9/92               .22             9/98               .42
      12/92               .23             12/98              .43
       3/93               .28             3/99               .46
       6/93               .24             6/99               .53
       9/93               .25             9/99               .52
      12/93               .27             12/99              .56
       3/94               .26             3/00               .55
       6/94               .19             6/00               .58
       9/94               .22             9/00               .60
      12/94               .34             12/00              .57
       3/95               .25             3/01               .60
       6/95               .33             6/01               .60
       9/95               .32             9/01               .59
      12/95               .31             12/01              .77
                                          3/02               .70

                    (Excludes extraordinary or special items)

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 16

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Annual Cash Dividends

     $0.06          $0.14          $0.15          $0.18          $0.26
     -----          -----          -----          -----          -----
     12/94          12/95          12/96          12/97          12/98

     $0.34          $0.39          $0.46          $0.60
     -----          -----          -----          -----
     12/99          12/00          12/01          12/02
                                               (PROJECTED)

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 17

Stock Price Performance

Compounded Annual Growth Rate

One Year                     46.8%
Three Year                   21.4%
Five Year                    17.8%
Ten Year                     27.7%

Period Ended 5/31/02 (dividends reinvested)

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 18

[GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

MAFB Stock Performance v. S&P 500 Index*
(3/31/99 - 5/31/02)

              MAFB Stock Performance              S&P 500 Index
              ----------------------              -------------
3/31/99               100.00                         100.00
4/30/99               100.00                         103.79
5/31/99               103.65                         101.20
6/30/99               103.94                         106.71
7/31/99               104.78                         103.29
8/31/99                97.33                         102.65
9/30/99                87.36                          99.72
10/31/99               96.91                         105.95
11/30/99              103.37                         107.97
12/31/99               94.10                         114.22
1/31/00                85.11                         108.40
2/29/00                76.97                         106.22
3/31/00                73.29                         116.50
4/30/00                84.89                         112.91
5/31/00                89.14                         110.43
6/30/00                82.34                         113.08
7/31/00                90.27                         111.23
8/31/00                97.34                         117.98
9/30/00               112.62                         111.67
10/31/00              108.66                         111.12
11/30/00               99.60                         102.22
12/31/00              128.75                         102.64
1/31/01               126.48                         106.19
2/28/01               119.41                          96.39
3/31/01               123.94                          90.20
4/30/01               122.01                          97.13
5/31/01               123.06                          97.63
6/30/01               138.99                          95.18
7/31/01               139.63                          94.16
8/31/01               140.17                          88.12
9/30/01               129.76                          80.92
10/31/01              126.77                          82.39
11/30/01              131.43                          88.58
12/31/01              133.56                          89.25
1/31/02               138.31                          87.86
2/28/02               144.83                          86.04
3/31/02               159.59                          89.20
4/30/02               167.79                          83.72
5/31/02               177.70                          82.96

*  Indices set to 100 on March 31, 1999

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 19

MAF Bancorp, Inc.

"Paying a Higher Rate of Attention"  [LOGO]

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 20

                                MID AMERICA BANK

                           Business Banking Division

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 21

[PIE CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Loan Portfolio Composition

o        March 31, 2002 - $4.3 Billion

1-4 Family Residential                   82.2%
Multi-Family Residential                  4.6%
Commercial                                3.6%
Construction & Land                       1.9%
Consumer & Other                          7.7%

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 22

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Loan Originations / Loan Sales

(Millions)

Loan Originations
-----------------

         $1,711           $1,484          $2,571           $600
         ------           ------          ------           ----
           1999             2000            2001           3/02

                         Year Ended                    Quarter Ended

Loan Sales
----------

           $403             $336          $1,020           $365
           ----             ----           -----           ----
           1999             2000            2001           3/02

                         Year Ended                    Quarter Ended

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 23

Home Mortgage Loans

o        Primary Customer Contact Point

o        Cross Selling Opportunities

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 24

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Home Equity Loans (Millions)

(At Period End)


         $134          $147          $210          $311          $325
        -----         -----         -----         -----         -----
        12/98         12/99         12/00         12/01          3/02
                                                 [ARROW]
                                                Mid Town
                                              acquisition

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 25

Home Mortgage Lending -

Revenue Opportunities

o        Mortgage Banking Revenues

o        Mortgage Insurance Revenues

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 26

Mortgage Banking Operation

(Millions)

                                  Year Ended     Quarter Ended
                                     2001          March 2002
                                    ------         ----------
Gain on Sale of Loans               $  8.7            $2.3
Loans Sold                          $1,020            $365

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 27

Mortgage Loans Serviced for Others

o        Loan Servicing Portfolio of $1.6 billion

o        Current Book Value - $13.0 million

o        Current Market Value - $22.0 million

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 28

Ancillary Income

o        Risk/Reward Sharing with Mortgage Insurance Companies

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 29

Credit Quality - 3/31/02

o        Non-Performing Assets to Total Assets - .49%

o        Allowance for Loan Losses - $20 million

o        Reserves to Non-Performing Loans - 78%

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 30

Lending Operation -

Emphasis on Technology

o        Laptop Computers - Marketing Advantages and Processing Efficiencies

o        On-Line Appraisals - Direct Transmission to Underwriting Department

o        Decision Maker - Point of Sale Approval with Automated Underwriting
         --------------

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 31

Internet

o        Developing Automated Underwriting Approvals on Mid America's web site

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 32

Real Estate Development Operations

o        Single-Family Residential Real Estate Development

o        27 years of Operation

o        All Developments in Mid America's Local Market Area

o        Over 5,900 Lots Sold in 22 Subdivisions Since 1974

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 33

BAR CHART

Income from Real Estate Operations

(Millions)

       $4.5         $9.6          $9.5         $11.6         $2.9
      -----        -----         -----         -----         ----
      12/98        12/99         12/00         12/01         3/02

                              Year Ended                 Quarter Ended

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

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                                    SLIDE 34

Company Highlights

o        Growing franchise in attractive markets

o        Strong loan origination ability and cross-selling opportunities

o        Excellent loan quality

o        Multiple non-interest income sources

o        Progressive use of technology

o Solid earnings growth history - 17% compounded annual growth rate over the past 10 years

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 35

MAF BANCORP, INC.

"PAYING A HIGHER RATE OF ATTENTION" [LOGO]

                      [MAF BANCORP, INC. LOGO APPEARS HERE]